SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.


                    Aqua Clara Bottling & Distribution, Inc.
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

    (1)  Title of each class of securities to which transaction applies:

        ----------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

        ----------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ----------------------------------------------------------------------

    (4)   Proposed maximum aggregate value of transaction:

        ----------------------------------------------------------------------

    (5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)   Amount Previously Paid:

        ----------------------------------------------------------------------

    (2)   Form, Schedule or Registration Statement No.:

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    (3)   Filing Party:

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    (4)   Date Filed:

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




                     AQUA CLARA BOTTLING & DISTRIBUTION, INC
                              1315 Cleveland Street
                            Clearwater, Florida 33755






January 17, 2002


To Our Stockholders:

     You are cordially invited to attend a special meeting of the stockholders of Aqua Clara Bottling & Distribution, Inc., a Colorado corporation ("Company"), which will be held at 10:00 a.m., Eastern Time, on February 11, 2002, at the Company's offices located at 1315 Cleveland Street, Clearwater, Florida 33755 ("Special Meeting"). All holders of the Company's issued and outstanding common stock as of January 17, 2002, and holders of the Company's issued and outstanding preferred stock as of January 17, 2002, are entitled to vote at the Special Meeting. The purposes of the Special Meeting are to (i) approve the change of the Company's name to BEVsystems International, Inc. and (ii) approve
                                -------------------------------
a one-for-ten (1:10) reverse stock split of the Company's issued and outstanding common stock.

     The Company anticipates acquiring all of the issued and outstanding shares of common stock of BEVsystems International, Ltd., a Bermuda corporation ("BEVsystems"), pursuant to which BEVsystems shall become a wholly owned subsidiary of the Company. The one-for-ten (1:10) reverse stock split is a condition of the Company's acquisition of those shares of BEVsystems.

     After the consummation of that one-for-ten (1:10) reverse stock split, each shareholder of the Company of record on January 17, 2002, shall receive, for every three shares of the Company's common stock held by that shareholder, one warrant to purchase a share of the Company's common stock at a purchase price of $1.00 until January 31, 2005. The Company will be able to call (compel exercise of) those warrants if the average between the Bid price and the Ask price on the Over-The-Counter Bulletin Board electronic quotation service equals or exceeds $1.40 for 5 consecutive trading days.

     Enclosed is a copy of the Notice of Special Meeting of Stockholders, Proxy Statement, and Proxy. A current report regarding the business operations of the Company will be presented at the Special Meeting and the Company's stockholders will have an opportunity to ask questions.

     We hope you will be able to attend the Special Meeting. Whether or not you expect to attend, it is important you complete, sign, date, and return the Proxy in the enclosed envelope in order to make certain that your shares will be represented at the Special Meeting.


                                            Sincerely,



                                            E. Douglas Cifers,
                                            Chairman of the Board of Directors

                    AQUA CLARA BOTTLING & DISTRIBUTION, INC.
                              1315 Cleveland Street
                            Clearwater, Florida 33755

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         To Be Held on February 11, 2002

     NOTICE IS HEREBY given that a Special Meeting of stockholders of Aqua Clara Bottling & Distribution, Inc., a Colorado corporation ("Company"), will be at 10:00 a.m. Eastern Time, on February 11, 2002, at the Company's offices located at 1315 Cleveland Street, Clearwater, Florida 33755 ("Special Meeting") for the following purposes:

1.   To approve  the change the name of the Company  from Aqua Clara  Bottling &
                                                          ----------------------
     Distribution, Inc. to BEVsystems International, Inc.;
     ------------------    ------------------------------

2. To approve and adopt a one-for-ten (1:10) reverse stock split of the Company's issued and outstanding common stock; and

3. To transact such other business as may properly come before the Special Meeting or any adjournment or adjournments thereof.

     The Board of Directors of the Company has fixed the close of business on January 17, 2002, as the record date for the determination of the Company's stockholders entitled to notice of and to vote at the Special Meeting and all adjourned meetings thereof.

                                    By Order of the Board of Directors


Dated: January 17, 2002             E. Douglas Cifers,
                                    Chairman of the Board of Directors

(begin boldface)
ALL STOCKHOLDERS OF THE COMPANY ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO APPROVE PROPOSALS 1 AND 2.
(end boldface)

Please fill in, date, sign and return the enclosed Proxy in the return envelope furnished for that purpose as promptly as possible, whether or not you plan to attend the Special Meeting. If you later desire to revoke your Proxy for any reason, you may do so in the manner described in the attached Proxy Statement.

                    AQUA CLARA BOTTLING & DISTRIBUTION, INC.
                              1315 Cleveland Street
                            Clearwater, Florida 33755

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS

                          To Be Held February 11, 2002
                                VOTING AND PROXY

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Aqua Clara Bottling & Distribution, Inc., a Colorado corporation ("Company"), to be voted at the Special Meeting of stockholders of the Company to be held at 10:00 a.m., Eastern Time, on February 11, 2002, at the Company's offices located at 1315 Cleveland Street, Clearwater, Florida 33755 ("Special Meeting") and at any adjournments thereof. When a Proxy is properly executed and returned, the shares of the Company's common stock or preferred stock that such Proxy represents will be voted in accordance with any directions specified therein. If no specification is indicated, those shares will be voted "FOR" (to approve) (i) changing the name of the Company to BEVsystems International, Inc.; (ii) a one-for-ten 1:10 reverse stock split of the issued and outstanding common stock of the Company; and (iii) such other business as may properly come before the Special Meeting or any adjournment or adjournments thereof.

Generally, any stockholder giving a Proxy has the power to revoke that Proxy at any time before that Proxy is voted by (i) giving to the Secretary of the Company written notice of such revocation, (ii) issuance of a subsequent Proxy, or (iii) voting in person at the Special Meeting. The portion of the Company's bylaws which governs proxies is attached to this Proxy Statement as Exhibit A, and you should review it carefully before you sign a Proxy.

The approximate date on which this Proxy Statement and the Proxy will be first sent or given to the Company's stockholders is January 27, 2002. The solicitation of proxies will be by mail, except that further solicitation may be made in writing, by person, or by telephone contact with some of the Company's stockholders after the original mailing. Such further solicitation will be made by regular employees of the Company, who will not be additionally compensated therefor. No professional proxy solicitor has been engaged. All costs incurred in connection with the solicitation of proxies will be paid by the Company.














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




                       VOTING SECURITIES AND REQUIRED VOTE

The Board of Directors of the Company has fixed the close of business on January 17, 2002, as the record date for determining the stockholders of the Company entitled to notice of and to vote at the Special Meeting. On January 17, 2002, the Company had outstanding 79,991,535 shares of no par value common stock of the Company entitled to vote, and 100 shares of no par value preferred stock of the Company (Series A Convertible Preferred Stock), which are entitled to vote as a separate class. Each issued and outstanding share of common stock of the Company and of preferred stock of the Company entitles the holder to one vote. The presence in person or by proxy of not less that one-half of the issued and outstanding shares of common stock of the Company and not less than one-half of the issued and outstanding shares of preferred stock of the Company is necessary to constitute a quorum at the meeting. Each proposal shall be approved if more common shares are voted, in person or by proxy, for that proposal than are voted against the proposal, and if more preferred shares are voted, in person or by proxy, for that proposal than are voted against that proposal. Each share of common stock of the Company and each share of preferred stock of the Company entitles the holder of record thereof to one vote on any matter coming before the Special Meeting. Only stockholders of the Company of record at the close of business on the record date are entitled to notice of and to vote at the Special Meeting or at any adjournments thereof.

The matters to be considered and acted upon at the Special Meeting are referred to in the notice accompanying this Proxy Statement and are specified more completely below.



STOCKHOLDER APPROVAL TO CHANGE THE NAME OF THE COMPANY

(Proposal 1)

On or about January 15, 2002, the Company, BEVsystems International, Ltd., a Bermuda corporation ("BEVsystems"); and the shareholders of BEVsystems, entered into an Agreement for the Purchase and Sale of Stock ("Agreement"), pursuant to which BEVsystems will become a wholly owned subsidiary of the Company. The approval of the shareholders of the Company to change the name of the Company to BEVsystems International Inc., as soon as practicable after the consummation of the transaction contemplated by the Agreement is one of the conditions precedent to consummation of that transaction. Management of the Company believes that it is in the best interest of the Company and its stockholders that the name of the Company be so changed.









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



STOCKHOLDER APPROVAL OF ONE-FOR-TEN (1:10) REVERSE STOCK SPLIT

(Proposal 2)

The completion of a one-for-ten (1:10) reverse stock split of the Company's common stock is also one of the conditions precedent to the consummation of the transaction contemplated by the Agreement. Management of the Company believes that it is in the best interests of the Company and its stockholders to consummate the transaction contemplated by the Agreement, by consolidating the issued and outstanding shares of the Company's common stock, by approving, authorizing and effectuating a one for ten (1:10) reverse stock split, pursuant to which every 10 shares of issued and outstanding common stock of the Company shall be exchanged for one share of the Company's common stock; provided, however, that, in lieu of fractional shares, the Company may pay the cash equivalent in value for such fractional shares, as determined by the Company's Board of Directors, in its sole discretion.


                                  OTHER MATTERS

The Board of Directors of the Company knows of no other matters to be brought before the Special Meeting. If, however, other matters should properly come before the Special Meeting or any adjournment thereof, it is the intention of the person specified in the Proxy to vote such Proxy in accordance with his judgment on such matters.
























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




                                    Exhibit A

                                     PROXIES

Section 10 of Article II of our bylaws provides as follows:

     Section 10.      Proxies.

     a. Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent without a meeting, or his duly authorized attorney-in-fact may authorize another person or persons to act for him by proxy.

     b. Every proxy must be signed by the shareholder or his attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided in this Article II, Section 10.

     c. The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the shareholder who executed the proxy unless, before the authority is exercised, written notice of an adjunction of such incompetence or of such death is received by the corporate officer responsible for maintaining the list of shareholders.

     d. Except when other provisions shall have been made by written agreement between parties, the record holder of shares held as pledges or otherwise as security or which belong to another, shall issue to the pledgor or to such owner of such shares, upon demand therefore and payment of necessary expenses thereof, a proxy to vote or take other action thereon.

     e. A proxy which states that it is irrevocable when it is held by any of the following or a nominee of any of the following: (i) a pledgee; (ii) a person who has purchased or agreed to purchase the shares; (iii) a creditor or
creditors  of  the   Corporation   who  extend  credit  to  the  Corporation  in
consideration of the proxy, if the proxy states that it was given in consideration of such extension or continuation of credit, the amount thereof, and the name of the person extending or continuing credit; (iv) a person who has contracted to perform services as an officer of the Corporation, if a proxy is required by the contract of employment, if the proxy states that it was given in consideration of such contract of employment and states the name of the employee and the period of employment contracted for; and (v) a person designated by or under an agreement as provided in Article XI [of the bylaws].

     f. Notwithstanding a provision in a proxy stating that it is irrevocable, the proxy becomes revocable after the pledge is redeemed, or the debt of the Corporation is paid, or the period of employment provided for in the contract of employment has terminated, or the agreement under Article XII hereof, has terminated and, in a case provided for in Subsection 10(e)(iii) or Subsection 10(e)(iv) of this Article II becomes irrevocable three years after the date of







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



the proxy or at the end of the period, if any, specified therein, whichever period is less, unless the period of irrevocability is renewed from time to time by the execution of a new irrevocable proxy as provided in this Article II,
Section 10. This Subsection 10(f) does not affect the duration of a proxy under Subsection 10(b) of this Article II.

     g. A proxy may be revoked, notwithstanding a provision making it irrevocable, by a purchaser of shares without knowledge of the existence of the provision unless the existence of the proxy and its irrevocability is noted conspicuously on the face or back of the certificate representing such shares.

     h. If a proxy for the same shares confers authority upon two (2) or more persons and does not otherwise provide a majority of such persons present at the meeting, or if only one is present, then that one may exercise all the powers conferred by the proxy. If the proxy holders present at the meeting are equally divided as to the right and manner of voting in any particular case, the voting of such shares shall be prorated.

     i. If a proxy expressly so provides, any proxy holder may appoint in writing a substitute to act in his place.
























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




                                      PROXY

                     AQUA CLARA BOTTLING & DISTRIBUTION, INC
                              1315 Cleveland Street
                            Clearwater, Florida 33755

(begin boldface)
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AQUA CLARA BOTTLING & DISTRIBUTION, INC., A COLORADO CORPORATION ("COMPANY").
(end boldface)


This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this Proxy will be voted for the proposals indicated, and in accordance with the discretion of the proxy holder regarding any other business. All other proxies heretofore given by the undersigned in connection with the actions proposed herein are hereby expressly revoked. This Proxy may be revoked at any time before it is voted by written notice to the secretary of the Company, by issuance of a subsequent proxy or by voting at the Special Meeting in person.

INSTRUCTIONS. To vote in favor of a proposal, circle the phrase "FOR approval". To vote against a proposal, circle the phrase "AGAINST approval". To abstain from voting on a proposal, circle the phrase "ABSTAIN".

The undersigned stockholder of the Company hereby constitutes and appoints E. Douglas Cifers, with the power to appoint his substitute, as attorney and proxy, and hereby authorizes E. Douglas Cifers to appear, attend and vote all of the shares of common stock of the Company standing in the name of the undersigned on the record date at the Special Meeting of Stockholders of the Company to be held at 10:00 a.m., Eastern Time, on February 11, 2002, at the Company's offices located at 1315 Cleveland Street Clearwater, Florida 33755, and at any adjournment thereof, upon the following:

1. To  approve a  proposal  to change  the name of the  Company  from Aqua Clara
                                                                      ----------
Bottling & Distribution, Inc. to BEVsystems International, Inc.
-----------------------------    ------------------------------

          FOR approval             AGAINST approval               ABSTAIN


2. To approve the proposal to authorize and effect a one-for-ten (1:10) reverse stock split of the Company's issued and outstanding common stock.

          FOR approval             AGAINST approval               ABSTAIN


3. To vote in his discretion on such other business as may properly come before the meeting, or any adjournment thereof.

          FOR approval             AGAINST approval               ABSTAIN



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




Please mark, date, sign and return this Proxy promptly. When shares of the Company's common stock are held by joint tenants, both joint tenants should sign this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please specify your complete title as such. If shares of the Company's common stock are held by a corporation, please sign in full that corporation's name and execute this proxy by the President or other authorized officer of that corporation. If shares of the Company's common stock are held by a partnership, please execute this Proxy in that partnership's name by an authorized general partner or other authorized representative of that partnership.

Dated:_____________        _________________________
                          (Signature of Shareholder)

                           __________________________
                          (Printed Name of Shareholder)


___  PLEASE CHECK IF YOU ARE PLANNING TO ATTEND THE SPECIAL MEETING.



























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